UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

FLEETWOOD ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-7699	95-1948322
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California 92503-5527

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (951) 351-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR         240.13e-4(c))

Item 1.03                                             Bankruptcy or Receivership.

(b) As previously disclosed, on March 10, 2009, Fleetwood Enterprises, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for reorganization relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Riverside Division (the “Court”).  The Debtors’ bankruptcy cases have been jointly administered under Case Number 09-14254-MJ (the “Bankruptcy Case”).

On March 3, 2010, the Debtors and the Official Committee of Creditors Holding Unsecured Claims filed a Joint Plan of Liquidation and a related disclosure statement with the Court.  An order approving the disclosure statement, as amended, was entered by the Court on April 27, 2010.  The Joint Plan of Liquidation was amended several times, and ultimately, the Fourth Amended Joint Plan of Liquidation dated August 5, 2010 (the “Plan”) was confirmed by the Court.  On August 6, 2010 the Court entered an order confirming the Plan (the “Confirmation Order”).  Copies of the confirmed Plan and the Confirmation Order are attached hereto as Exhibits 2.1 and 2.2, respectively, and each is incorporated herein by reference.

The Company has authorized 300,000,000 shares of common stock (“Common Stock”), with a par value $0.01 per share, and 10,000,000 authorized shares of preferred stock (“Preferred Stock”), with a par value $1.00 per share.  Immediately prior to the entry of the Confirmation Order by the Court, the Company had issued and outstanding 209,229,954 shares of Common Stock and had no issued and outstanding shares of Preferred Stock.  The Plan does not provide for the reservation of Common Stock or Preferred Stock for future issuance in respect of any claims or interests.  As described below, all of the Company’s Equity Interests (including outstanding shares of Common Stock) will be cancelled and extinguished as of the effective date of the Plan (the “Effective Date”).

Information regarding the assets and liabilities of the Company is included in the Monthly Operating Report for the period ended June 20, 2010, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 and incorporated herein by reference.

Summary of the Plan

The following summary of the Plan highlights only certain provisions of the Plan and is not intended to be a complete description of that document.  Accordingly, the summary is qualified in its entirety by reference to the Plan and the Confirmation Order.  All capitalized terms not defined herein shall have the meaning ascribed to such term in the Plan.

The Plan provides, among other things, that upon the Effective Date (the occurrence of which is subject to the satisfaction or waiver of certain conditions precedent, as described in Article IX.B of the Plan):

•                  all, or substantially all, of the Debtors’ assets will be transferred to a Liquidating Trust that will be responsible for liquidating claims and remaining assets and making distributions to the Debtors’ creditors;

•                  the Holders of various Classes of Claims, if and when such Claims are Allowed, will receive distributions from the Liquidating Trust as described in Articles III and IV of the Plan;

•                  Holders of Allowed General Unsecured Claims are estimated to receive distributions of between 8.7% to 14.7% on their Allowed Claims, as described in Articles III and IV of the Plan;

•                  all existing Equity Interests in the Company (including outstanding shares of Common Stock) will be terminated and holders of Equity Interests will receive no distribution under the Plan on account of such interests;

•                  except as otherwise provided in the Plan, all mortgages, deeds of trust, liens, or other security interests against the property of the Estates shall be released;

•                  the Confirmation Order constitutes an order under section 365 of the Bankruptcy Code rejecting all prepetition executory contracts and unexpired leases to which any Debtor is a party, to the extent such contracts or leases are executory contracts or unexpired leases, unless such contract or lease (a) previously shall have been assumed, assumed and assigned, or rejected by the Debtors, (b) previously shall have expired or terminated pursuant to its own terms before the Effective Date, (c) is the subject of a pending motion to assume or reject on the Confirmation Date, or (d) is identified in Exhibit C to the Plan as an executory contract or unexpired lease of the Debtors to be assumed; and

•                  the members of the board of directors or managers, as the case may be, of each of the Debtors shall be deemed to have resigned.

Item 3.03                                             Material Modification to Rights of Security Holders.

Pursuant to the Plan, all Equity Interests in the Company (including outstanding shares of Common Stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) will be cancelled and extinguished on the Effective Date.

After the Effective Date, the Company intends to file a Form 15 with the Securities and Exchange Commission to terminate and suspend the reporting requirements related to its Common Stock and preferred share purchase rights under the Securities Exchange Act of 1934, as amended.

Item 5.02                                             Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, each of the executive officers and members of the board of directors of the Company shall be deemed to have resigned on the Effective Date.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
2.1

Fourth Amended Joint Plan of Liquidation of Fleetwood Enterprises, Inc. and its affiliated Debtors and the Official Committee of Creditors Holding Unsecured Claims, dated August 5, 2010 (excluding exhibits, which the Company agrees to provide the Securities and Exchange Commission upon request).

2.2	Confirmation Order entered by the Court on August 6, 2010.

Safe Harbor Statement:

This Form 8-K and the exhibits incorporated herein by reference may contain or contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements.  The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct.  These forward-looking statements are subject to various risks and uncertainties, including without limitation: (i) the ability of the Debtors and/or the Liquidating Trust to successfully implement the Plan; (ii) the costs related to the implementation of the Plan; (iii) the outcome of any litigation, investigation or other proceedings in or related to the Bankruptcy Case; (iv) the Liquidating Trust’s ability liquidate all of the Company’s remaining assets for distribution to creditors; (v) the risk of an appeal of the Confirmation Order; and (vi) other risks described from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission.

Except as required by law, the Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements, or for prospective events that may have a retroactive effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: August 11, 2010	BY:	/s/ Andrew M. Griffiths
Andrew M. Griffiths
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Fourth Amended Joint Plan of Liquidation of Fleetwood Enterprises, Inc. and its affiliated Debtors and the Official Committee of Creditors Holding Unsecured Claims, dated August 5, 2010 (excluding exhibits, which the Company agrees to provide the Securities and Exchange Commission upon request).

2.2	Confirmation Order entered by the Court on August 6, 2010.